UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2022

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Louisiana Street, Suite 4200

Houston, TX 77002

(Address of principal executive office) (Zip Code)

(Registrant’s telephone number, including area code): (832) 413-4770

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SMLP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On May 26, 2022, Summit Midstream Partners, LP (“SMLP”) issued a press release announcing the adjournment of its 2022 Annual Meeting of Limited Partners (the “Annual Meeting”) and the information for the reconvened Annual Meeting, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether or not filed under the Securities Act of 1933, as amended, or the 1934 Act, regardless of any general incorporation language in such document.

Item 8.01	Other Events.

On May 26, 2022, SMLP reconvened the Annual Meeting. Prior to conducting any business, the Annual Meeting was adjourned, pursuant to action taken by the Board of Directors of SMLP’s general partner, for the purpose of soliciting additional votes with respect to Proposal 2, the approval of the Summit Midstream Partners, LP 2022 Long-Term Incentive Plan, set forth in SMLP’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 31, 2022 (the “Proxy Statement”). SMLP announced, during the Annual Meeting and prior to the adjournment of the Annual Meeting, that the Annual Meeting will be reconvened solely with respect to Proposal 2 on Friday, June 24, 2022 at 9:00 a.m. Central Time and will be held virtually via live webcast at https://web.lumiagm.com/275506380 (password: summit2022). The record date for determination of the limited partners of SMLP who are holders of record of outstanding common units of SMLP entitled to vote at the reconvened Annual Meeting remains the close of business on March 21, 2022.

Any proxies previously submitted by such holders with respect to Proposal 2 will continue to be counted. Such holders need not submit a new proxy for their votes to be counted. Such holders may revoke their proxies as set forth in the Proxy Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated May 26, 2022.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

By: Summit Midstream GP, LLC (its general partner)

Dated: May 26, 2022	/s/ William J. Mault
William J. Mault, Executive Vice President and Chief Financial Officer